EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED: July 31, 2012

In re:	United Solar Ovonic LLC	Case Number: 12-43167

Chapter 11

Judge: Hon. Thomas J. Tucker

Debtor.

United Solar Ovonic LLC/

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:

Operating Statement	(Form 2)
Balance Sheet	(Form 3)
Summary of Operations	(Form 4)
Monthly Cash Statement	(Form 5)
Statement of Compensation	(Form 6)
Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated:

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases, is in effect; and

(If not, attach a written explanation)        YES  ☒    NO  ☐

3.	That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases are current.

(If not, attach a written explanation)        YES  ☒    NO  ☐

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)        YES  ☒    NO  ☐

5.	All United States Trustee Quarterly fees have been paid and are current.

                                                                   YES   ☒    NO  ☐

6.	Have you filed your pre-petition tax returns?

(If not, attach a written explanation)        YES  ☐    NO  ☒

The Debtors have not filed their Michigan Business Tax (“MBT”) returns for fiscal 2010 and 2011. The Debtors are awaiting MEGA credit certificates to be issued by the Michigan Economic Development Corporation (“MEDC”) for these years. These certificates must be attached to the Debtors’ MBT returns to receive the credits. With these certificates. the Debtors anticipate refunds on their MBT tax returns. The Debtors have been informed that the MEDC is currently auditing the Debtors’ application for the MEGA credits and have everything necessary to complete these audits.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: August 20. 2012	United Solar Ovonic LLC
Debtor in Possession

/s/ Gregory G. Coppola
	Title:	Gregory G. Coppola
Sr. V.P.-Finance & Treasurer Phone: 248-687-7835

Form 1

OPERATING STATEMENT (P&L) (1)

Period Ending: July 31, 2012

Case No: 12-43167

	Current Month	Total Since Filing
Total Revenue	$1,533,709	$13,850,382
Cost of Sales (2)	5,189,136	29,742,806

GROSS PROFIT	(3,655,427)	(15,892,424)

EXPENSES:
Officer Compensation	—	91,805
Salary/Wages Expenses	345,630	2,854,355
Employee Benefits & Pensions	129,423	1,148,997
Payroll Taxes	44,472	438,098
Other Taxes	1,403	63,465
Rent and Lease Expense	89,015	774,919
Interest Expense (3)	2,211,532	12,032,814
Property Insurance	916	5,499
Utilities	30,707	194,826
Depreciation	—	101,885
Travel and Entertainment	1,846	99,263
Repairs and Maintenance	22,495	72,470
Other – Miscellaneous	106,025	1,715,591
Other – (Gain) Loss on Asset Disposal (5)	(11,425,875)	12,913,478
Other Specify – European Costs	293,355	1,170,917
Other Specify – Restructuring (6)	221,195	2,497,998

TOTAL EXPENSES:	(7,927,861)	36,176,380

OPERATING PROFIT	4,272,434	(52,068,804)
Add: Non-Operating Income
Total Interest Income	—	—
Other (Income) / Expense	(54,160)	412,108
Less: Non-Operating Expenses
Loss on Investment in Subsidiary (7)	—	2,860,992
Unrecoverable Interco Receivables (7)	—	25,422,206
Loss on Sale of Inventory	19,130,758	19,130,758
Professional Fees (4)	927,500	5,081,520
Other – Income Taxes	—	(224,509)

NET INCOME/(LOSS)	$(15,731,664)	$(104,751,879)

(1)	The operating statement and balance sheet were prepared using accrual accounting.
(2)	Product sold during this period had an inventory value of $4,304,919, and filing to date value of $15,979,129. The balance of cost of sales is unabsorbed variance due to the production shutdown.
(3)	The effective annual interest rate for July 31, 2012 was 10.2%.
(4)	Professional fees include estimates and actuals.
(5)	Gain on assets due to auction collections from Hilco.
(6)	Severance costs for terminated employees.
(7)	Write-off of investments in and reserve for advances to wholly owned subsidiaries.

Form 2

BALANCE SHEET

Period Ending: July 31, 2012

Case No: 12-43167

	Current Month	Prior Month	At Filing
ASSETS:
Cash and Cash Equivalents	$10,832,281	$10,563,900	$4,378,158
Investments	—	—	—
Inventories, Net	—	27,764,996	41,727,690
Accounts Receivable Intercompany USO/CDN	—	1,910,083	1,788,754
Accounts Receivable Intercompany SIT	23,512,121	23,512,121	23,497,597
Accounts Receivable Intercompany Reserve	(23,512,121)	(25,422,205)	—
Accounts Receivable Trade – Net	14,076,651	4,280,961	10,597,737
Land and Buildings	17,074,422	17,517,111	29,010,567
Furniture, Fixtures & Equipment	—	5,046,553	39,529,693
Accumulated Depreciation	(1,321,792)	(8,000,898)	(12,471,130)
Restricted Cash	3,371,926	3,580,101	5,950,000
Prepaid	324,865	372,240	664,094
Investment in Subsidiaries	169,737	169,737	3,064,408
Other Assets	1,647,670	2,329,024	2,053,060

TOTAL ASSETS	$46,175,760	$63,623,724	$149,790,628

LIABILITIES:
Post-petition Liabilities:
Accounts Payable Trade – Net	$196,800	$228,201	$—
Accounts Payable Intercompany ECD	965,122	308,374	—
Accounts Payable Intercompany USO Europe	82,777	180,889	—
Accounts Payable Intercompany USO Mexico	428,812	1,754,637	—
Warranty	118,089	118,089	—
Other Current Liabilities	314,871	381,445	—
Accrued Salaries and Wages	45,374	46,933	—
Accrued Taxes	372,801	365,662	—
Accrued Other	3,072,679	2,796,521	—

TOTAL Post-petition Liabilities	5,597,325	6,180,752	—
Secured Liabilities:
Secured Loan – ECD	5,000,000	5,000,000	5,000,000
Pre-petition Liabilities:
Accounts Payable Trade – Net	7,273,287	7,273,287	7,273,287
Accounts Payable Intercompany ECD	804,149,768	801,938,297	792,119,291
Accounts Payable Intercompany USO Europe	600,241	600,241	600,241
Accounts Payable Intercompany USO Mexico	1,704,449	1,704,449	—
Lease Payable	1,427,322	4,771,667	19,627,288
Warranty	10,176,836	10,176,836	10,176,836
Other Current Liabilities	637,324	637,324	637,324
Accrued Salaries and Wages	677,100	677,100	677,100
Accrued Taxes	597,614	597,614	636,431
Accrued Other	4,331,704	4,331,705	4,331,705

TOTAL Pre-petition Liabilities	831,575,645	832,708,519	836,079,503

TOTAL LIABILITIES	842,172,970	843,889,270	841,079,503
EQUITY:
Owners Capital	65,000,000	65,000,000	65,000,000
Additional Paid-In-Capital	(27,351,380)	(27,351,380)	(27,351,380)
Retained Earnings-Pre Petition	(728,893,951)	(728,893,951)	(728,937,495)
Retained Earnings-Post Petition	(104,751,879)	(89,020,214)	—

TOTAL EQUITY	(795,997,210)	(780,265,545)	(691,288,875)

TOTAL LIABILITIES AND EQUITY	$46,175,760	$63,623,724	$149,790,628

Form 3

SUMMARY OF OPERATIONS

Period Ended: July 31, 2012

Case No: 12-43167

Schedule of Post-petition Taxes Payable

	Beginning Balance	Accrued/ Withheld	Payments/ Deposits	Ending Balance
Income Taxes Withheld
Federal	$—	$206,832.25	$206,832.25	—
State	—	54,013.20	54,013.20	—
Local	—	—	—	—
FICA Withheld	—	68,036.75	68,036.75	—
Employers FICA	—	90,834.45	90,834.45	—
Unemployment Tax
Federal	—	41.23	41.23	—
State	—	2,374.76	2,374.76	—
Sales, Use & Excise Taxes	—	572.00	—	572.00
Property Taxes	365,662.00	6,637.00	—	372,299.00
Workers’ Compensation (1)		—	—	—
Other	—	—	—	—

TOTALS	$365,662.00	$429,341.64	$422,132.64	$372,871.00

(1)	Fully insured.

AGING OF ACCOUNTS RECEIVABLE

AND POST-PETITION ACCOUNTS PAYABLE

Age in Days	0-30	31-60	Over 60
Post Petition
Accounts Payable	$159,657	$35,340	$1,802
Accounts Receivable	$139,215	$—	$2,383,778

For all post-petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization: None

Form 4

MONTHLY CASH STATEMENT

Period Ending: July 31, 2012

Cash Activity Analysis (Cash Basis Only):	Case No: 12-43167

		General Account	L/C Collateral Account	Canadian Payroll Account (1)	Petty Cash
A.	Beginning Balance	$10,567,427.15	$3,580,100.84	$53,785.83	$500.00

B.	Receipts	3,435,012.93	—	—	—

	(Attach separate schedule)
C.	Balance Available	14,002,440.08	3,580,100.84	53,785.83	500.00
	(A+B)
D.	Less Disbursements	3,095,880.65	208,175.00	218.33	500.00

	(Attach separate schedule)
E.	ENDING BALANCE	$10,906,559.43	$3,371,925.84	$53,567.50	$—
	(C-D)

(1)	In Canadian Dollars

ATTENTION: Please enter the TOTAL DISBURSEMENT from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment: $ 3,105,711.30

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan
2.	Account Number

L/C Collateral Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan
2.	Account Number

Canadian Payroll Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. Canada; Toronto, Ontario, Canada
2.	Account Number

Other monies on hand (specify : type and location) ie., CD’s, bonds, etc.):.

None

Date: 8/20/2012

United Solar Ovonic LLC
Debtor in Possession

Form 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: July 31, 2012

Case No: 12-43167

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Joseph P. Conroy, Executive Vice President, ECD;	Capacity:	☒	Shareholder
	Senior Vice President, USO Operations		☒	Officer
			☐	Director
			☒	Insider

Detailed Description of Duties:

•	Provides leadership to all operations and manufacturing related activity (Auburn Hills, Greenville 1&2, Tijuana, China JV and Marcegaglia)

•	Responsible for building new technology equipment to support the company’s technology efforts

•	Provides leadership to all manufacturing, engineering, quality functions (ensures the production of all manufacturing products)

Current Compensation Paid (1):	Weekly	Or	Monthly
$—

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$—
Life Insurance			—
Accidental Death & Dismemberment Insurance			—
Long-Term and Short-Term Disability Insurance			—
Employee Assistance Program			—
Vacation Payout			—
Personal Car Mileage			—
Entertainment			—
Travel			—

Total Benefits			$—

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid
Loans
Other (Describe)
Other (Describe)			—
Other (Describe)			—
Total Other Payments			—

	Weekly	Or	Monthly
CURRENT TOTAL OF ALL PAYMENTS:			$—

(1)	Mr. Conroy’s last day of employment with the company was 5/11/12.

Dated: August 20, 2012	Joseph P. Conroy

Form 6

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: July 31, 2012

Case No: 12-43166 & 12-43167

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Valley Forge Insurance Company	02/01/2013
Workers’ Compensation	American Casualty Company of Reading PA	02/01/2013
General Liability	American Casualty Company of Reading PA	02/01/2013
Property (1st Layer)	Allianz Global Risk US Insurance Company	02/01/2013
Property (2nd Layer)	Lexington Insurance Company	02/01/2013
Automobile Policy	Continental Casualty Company	02/01/2013
Umbrella Policy	Continental Casualty Company	02/01/2013
Foreign Package	Continental Casualty Company	02/01/2013
Special Risk Coverage	Great American Insurance Company	03/18/2013
Directors & Officers	Allied World National Assurance Company	09/30/2012
Directors & Officers	Illinois National Insurance Company	09/30/2012
Directors & Officers	Beazley Insurance Company, Inc. (Lloyd’s of London)	09/30/2012
Employee Practices Liability	Starr Indemnity & Liability Company	09/30/2012
Fiduciary Liability	Starr Indemnity & Liability Company	09/30/2012
Fidelity Bond	Starr Indemnity & Liability Company	09/30/2012
Primary Directors & Officers	Starr Indemnity & Liability Company	09/30/2012
ERISA Bond	Travelers Casualty and Surety Company of America	11/16/2014
Pollution Liability Coverage	Chartis Specialty Insurance	02/01/2014

Form 7